Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12. Income Taxes

A reconciliation of loss before income taxes for domestic and foreign locations for the years ended December 31, 2018 and 2017 is as follows:

	For the Year Ended December 31,
(In thousands)	2018	2017
United States	$(21,604)	$(10,820)
Foreign	(181)	(81)
Total loss before income taxes	$(21,785)	$(10,901)

The Company accounts for income taxes in accordance with ASC 740-10, Accounting for Uncertainty in Income Taxes. The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has less than 50% likelihood of being sustained.

A reconciliation of income tax expense for the years ended December 31, 2018 and 2017 is as follows (in millions):

	December 31,
	2018	2017
Beginning balance of unrecognized tax benefits	$0.4	$0.4
Settlement of prior period tax positions	—	—
Increase for prior period tax positions	—	—
Increase for current period tax positions	—	—
Ending balance of unrecognized tax benefits	$0.4	$0.4

Included in the balance of unrecognized tax benefits at both December 31, 2018 and 2017 is $0.4 million that could impact the Company’s effective tax rate, if recognized, subject to a valuation allowance.  None of the unrecognized tax benefits currently impact the Company’s effective tax rate due to the full valuation allowance the Company has recorded against its deferred tax assets.

The Company is subject to taxation and files income tax returns in the United States, California and Israel. Currently, no historical years are under examination. The Company’s tax years from 2013 to date are subject to examination by the Israeli, U.S. and state taxing authorities due to the carryforward of unutilized net operating losses and research and development credits. The Company’s policy is to recognize interest expense and penalties related to income tax matters as income tax expense. As of December 31, 2018, there are unrecognized tax benefits of $0.2 million and $0.2 million for the United States and California, respectively. There was no tax related interest or penalties recognized for the years ended December 31, 2018 and 2017.

The Company does not anticipate any material changes to its unrecognized tax benefits within the next twelve months.

The significant components of deferred income taxes at December 31, 2018 and 2017:

	December 31,
(in thousands)	2018	2017
Deferred tax assets:
Net operating loss	$8,399	$25,101
Tax credits	35	35
Accrued liabilities	261	227
Deferred revenue	1,713	1,162
Depreciation and amortization	46	—
Share-based compensation	85	90
Total gross deferred tax assets	10,539	26,615
Deferred tax liabilities:
Depreciation and amortization	—	(96)
Valuation allowance	(10,539)	(26,519)
Net deferred tax asset	$—	$—

The Company has established a valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. The Company periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred tax assets will be realizable, the valuation allowance will be reduced.

At December 31, 2018, the Company had federal and state net operating losses, or NOL, carryforwards of approximately $33.2 million and $30.2 million, respectively. The federal NOL carryforwards begin to expire in 2034, and the state NOL carryforwards begin to expire in 2034. The Company has foreign NOL carryforwards of approximately $89.0 million that do not expire and can be carried forward indefinitely. Due to the Company’s recent plan of the Redomiciliation, it is more likely than not that the foreign NOL will not be realized. As a result, the Company has removed the foreign NOL carryforwards from its deferred tax asset schedule and recorded a corresponding decrease to its valuation allowance beginning January 1, 2018.

Excluded from the deferred tax assets for the net operating losses are pre-acquisition Alcobra Inc. and Alcobra Ltd. federal and foreign losses of $0.3 million and $20.4 million, respectively. The Company does not believe these losses will be available to use in the future due to limitations under IRC Section 382, lack of operations in Israel where the NOLs were generated and contemplated restructuring.

At December 31, 2018, the Company had federal and state research and development credit carryforwards of approximately $0.2 million and $0.2 million, respectively. The federal credit carryforwards begin to expire in 2033, and the state credits carry forward indefinitely.

The Company has also incurred research and development expenses of $17.0 million and $15.9 million for the years ended December 31, 2018 and 2017, respectively. The Company believes that a portion of these expenditures will yield additional federal and California tax credits; however, the potential credits under the tax laws have not yet been calculated.

Pursuant to Internal Revenue Code of 1986, as amended (the Code) Sections 382 and 383, annual use of the Company’s federal and California net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed a Code Section 382 analysis regarding the limitation of net operating loss carryforwards and other tax attributes. There is a risk that changes in ownership have occurred since Company’s formation. If a change in ownership were to have occurred, the NOL carryforwards and other tax attributes could be limited or restricted. If limited, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, related to the Company’s operations in the U.S. will not impact the Company’s effective tax rate.

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	For the Year Ended December 31,
	2018	2017
Federal statutory income tax rate	21.0%	34.0%
State income taxes, net of federal benefit	5.3%	4.4%
Foreign rate differential	(1.3%)	0.2%
Share-based compensation	(0.2%)	—%
Tax Cuts and JOBS Act	—%	(22.0%)
Change in tax rate	—%	(8.3%)
Change in valuation allowance	(20.7%)	1.8%
Other	(3.0%)	(1.8%)
Permanent differences	(1.1%)	(8.3%)
Provision for income taxes	—%	—%

The Tax Cuts and Jobs Act (the Act) was enacted in the U.S. on December 22, 2017. The Act reduced the corporate tax rate to 21% from 35% rate, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and created new taxes on certain foreign-sourced earnings. In 2017, the Company recorded provisional amounts for certain enactment-date effects of the Act by applying the guidance in SAB 118 because it had not yet completed its enactment-date accounting for these effects.

SAB 118 measurement period

The Company applied the guidance in SAB 118 when accounting for the enactment-date effects of the Act in 2017. At December 31, 2017, the Company had not completed its accounting for all of the enactment-date income tax effects of the Act under ASC 740, Income Taxes. At December 31, 2018, the Company completed its accounting for all of the enactment-date income tax effects of the Act. As further discussed below, during 2018, the Company did not recognize adjustments to the provisional amounts recorded at December 31, 2017.

As of December 31, 2017, the Company remeasured certain deferred tax assets and liabilities based on the rates at which they were expected to reverse in the future (which was generally 21%), by recording a provisional amount of $2.4 million, which was fully offset by a valuation allowance of the same amount. Upon further analysis of certain aspects of the Act and refinement of its calculations during the 12 months ended December 31, 2018, the Company found no other adjustments were necessary.